UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-4800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 16, 2023, Butterfly Network, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders to consider and vote on the three proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023.

The following actions were taken at such meeting:

1.	The following nominees were re-elected to serve on the Company’s Board of Directors until the Company’s 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph DeVivo	594,013,618	3,278,419	281,990	44,916,791
Jonathan M. Rothberg, Ph.D.	583,419,109	13,927,057	227,861	44,916,791
Larry Robbins	588,113,949	9,190,665	269,413	44,916,791
Dawn Carfora	593,404,675	3,888,116	281,236	44,916,791
Elazer Edelman, M.D., Ph.D.	595,642,534	1,667,348	264,145	44,916,791
Gianluca Pettiti	591,086,570	6,185,357	302,100	44,916,791
S. Louise Phanstiel	593,286,516	3,981,052	306,459	44,916,791
Erica Schwartz, M.D., J.D., M.P.H.	588,550,693	8,794,253	229,081	44,916,791

2.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following results:

Votes For	Votes Against	Abstentions
639,837,445	2,238,297	415,076

3.	On an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
582,421,266	14,649,528	503,233	44,916,791

No other matters were submitted to or voted on by the Company's stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ Heather C. Getz, CPA
	Name:	Heather C. Getz, CPA
	Title:	Executive Vice President and Chief Financial Officer

Date: June 23, 2023